UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Ares Industrial Real Estate Income Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 10, 2024
Dear Fellow Stockholders:
On behalf of the Board of Directors of Ares Industrial Real Estate Income Trust Inc., we cordially invite you to attend the Annual Meeting of Stockholders of Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, to be held at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202, on July 3, 2024 at 9:00 a.m. Mountain Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.
We have elected to furnish proxy materials to our stockholders primarily over the Internet pursuant to the “notice and access” rules of the Securities and Exchange Commission (the “Commission” or the “SEC”). We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources. On or about April 10, 2024, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2023 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet.
IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike many public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. We urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. Thank you in advance for your participation.
Sincerely,
William S. Benjamin
Dwight L. Merriman III
Co-Chairmen of the Board of Directors
For the Board of Directors of
Ares Industrial Real Estate Income Trust Inc.

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 3, 2024
To the Stockholders of Ares Industrial Real Estate Income Trust Inc.:
The 2024 Annual Meeting of Stockholders of Ares Industrial Real Estate Income Trust Inc., a Maryland corporation (the “Company”), will be held at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202, on July 3, 2024 at 9:00 a.m. Mountain Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:
(i)
a proposal to elect nine directors to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)
a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(iii)
any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Stockholders of record at the close of business on April 5, 2024 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.
We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the SEC’s “notice and access” rules. On or about April 10, 2024, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2023 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, our Annual Report for the year ended December 31, 2023, and a proxy card or voting instruction card. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.
You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose. If you have any questions regarding these proxy materials and proposals, you can call 1-833-795-8490.
By Order of the Board of Directors,
Joshua J. Widoff
Partner, Chief Legal Officer and Secretary
Denver, Colorado
April 10, 2024

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.
One Tabor Center
1200 Seventeenth Street, Suite 2900
Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 3, 2024
This proxy statement (the “Proxy Statement”) and the accompanying proxy card and Notice of the Annual Meeting are provided to our stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Ares Industrial Real Estate Income Trust Inc. (the “Board of Directors” or the “Board”), a Maryland corporation, for use at the Annual Meeting of Stockholders to be held on July 3, 2024, and any postponements or adjournments thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Ares Industrial Real Estate Income Trust Inc.
The mailing address of our executive offices is 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202. The Proxy Statement, the attached proxy card and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the Annual Meeting Notice and the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”), as applicable, are being distributed to holders of our common stock, par value $0.01 per share (herein referred to as our “common stock”), on or about April 10, 2024.
A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.
Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented and voted at the Annual Meeting by the proxies named on the proxy card. To ensure that your shares are voted at the Annual Meeting, please authorize your proxy by telephone, through the Internet, or by completing, signing, dating, and returning the proxy card provided with the printed proxy materials. If you are a stockholder of record, you may still attend the Annual Meeting and vote despite having previously authorized your proxy by any of these methods. Any proxy may be revoked in the manner described below at any time prior to its exercise at the Annual Meeting. Stockholders must bring proof of current ownership of our common stock to be admitted to and attend the Annual Meeting.
For shares held through a broker or other nominee, the broker or nominee is not permitted to exercise voting discretion with respect to certain of the matters to be acted upon at the Annual Meeting. If specific instructions are not provided, the stockholder’s shares will not be voted on those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.
Date, Time, and Place for the Annual Meeting
The Annual Meeting will be held at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202, on July 3, 2024 at 9:00 a.m. Mountain Time. Directions to the Annual Meeting can be obtained by calling Investor Relations at (303) 228-2200.
Matters to be Considered at the Annual Meeting
At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 5, 2024 will be asked to consider and vote upon:
(i)
a proposal to elect nine directors to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)
a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(iii)
any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 3, 2024.
The Proxy Statement, the proxy card, the Annual Meeting Notice, and our Annual Report to Stockholders for the year ended December 31, 2023 (the “2023 Annual Report”) are available at www.proxyvote.com. An electronic version of our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) on March 8, 2024, is available on our website at www.areswmsresources.com/investment-solutions/AIREIT.

i

INFORMATION ABOUT THE MEETING AND VOTING
What is the date and time of the Annual Meeting and where will it be held?
The Annual Meeting will be held on July 3, 2024, at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202, at 9:00 a.m. Mountain Time.
Who is entitled to vote at the Annual Meeting?
Our Board of Directors has fixed the close of business on April 5, 2024 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 5, 2024 are entitled to vote at the Annual Meeting.
How many shares of common stock are outstanding?
As of the close of business on April 5, 2024, there were approximately 281,486,924 shares of our common stock outstanding and entitled to vote. Our shares of common stock consist of Class T shares, Class D shares and Class I shares, all of which are collectively referred herein as shares of common stock.
How many votes do I have?
You are entitled to one vote for each share of our common stock that you held as of the record date.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, you will be asked to:
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elect nine directors to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualify;

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ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

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act on any other business that may properly come before the Annual Meeting.

How does the Board of Directors recommend that I vote on each proposal?
The Board of Directors recommends a vote:
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FOR the election of the nominees to our Board of Directors and

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FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

What is the quorum requirement for the Annual Meeting?
A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy, or if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. Broker “non-votes” are also counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained. If a quorum is not present after an adjournment, the chairman of the meeting may determine, in the chairman’s sole discretion, not to proceed with the Annual Meeting, which would result in the current Board of Directors being held over until the earlier of our 2025 annual meeting of stockholders or the date, if any, on which their successors are duly elected and qualify.

What vote is required to approve each proposal?
Election of Directors
The election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting once a quorum is established. There is no cumulative voting in the election of directors. Withheld votes and broker “non-votes,” if any, will have the effect of votes against the election of the nominees to our Board of Directors.
Ratification of the Appointment of Auditors
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of at least a majority of all votes cast in person or by proxy at the Annual Meeting once a quorum is established. Abstentions and broker “non-votes,” if any, will have no effect on the result of the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2024.
How can I vote?
You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following four options for submitting your vote by proxy:
1.
if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage-paid envelope provided;

2.
via the Internet at www.proxyvote.com, as provided in the proxy card and the Internet Availability Notice; or

3.
by touch-tone telephone at the toll-free number, as provided in the proxy card and the Internet Availability Notice.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since this method is quick, convenient and cost-efficient. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
If your shares of our common stock are held on your behalf by a broker, bank, or other entity that exercises fiduciary power in nominee name or otherwise, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.
How will proxies be voted?
Shares represented by valid proxies will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:
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FOR the election of the nominees to our Board of Directors;

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FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

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in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

How can I change my vote or revoke a proxy?
If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:

•
send written notice of revocation, prior to the Annual Meeting, to our Partner, Chief Legal Officer and Secretary, Mr. Joshua J. Widoff (the “Secretary”), at 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202;

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properly sign, date, and mail a new proxy card to our Secretary;

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dial the toll-free number provided in the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again;

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log onto the Internet site provided in the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again; or

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attend the Annual Meeting and vote your shares in person.

Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other entity that exercises fiduciary power in nominee name or otherwise, you must contact them to receive instructions as to how you may revoke your proxy.
Who is soliciting my proxy, and who pays the cost of this proxy solicitation?
The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the materials.
The Company has engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to solicit proxies for the Annual Meeting. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between approximately $236,000 and $246,000.
Where can I find the voting results after the Annual Meeting?
American Election Services, LLC, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K to be filed with the Commission within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Election Services, LLC, to examine these documents.
Where can I find the Company’s Annual Report on Form 10-K?
A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2023, as filed with the Commission on March 8, 2024, will be included in our 2023 Annual Report that will be delivered, or made available on the Internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Ares Industrial Real Estate Income Trust Inc., 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2023 on our website at www.areswmsresources.com/investment-solutions/AIREIT.

BOARD OF DIRECTORS
Our Board of Directors currently consists of nine directors, five of whom are independent, as determined by our Board of Directors. Our bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15.
Our Board of Directors has determined that Messrs. Marshall M. Burton, Charles B. Duke, John S. Hagestad, Stanley A. Moore and Ms. Dawanna Williams are independent within the meaning of the applicable (i) provisions set forth in our charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable Commission rules, and (iii) independence rules set forth in the New York Stock Exchange (“NYSE”) Listed Company Manual. Although our shares are not listed on the NYSE, our Board of Directors has determined to apply the NYSE independence rules when evaluating the independence of our directors. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with any of those entities, including Ares real estate (the “Sponsor” or “Ares Real Estate”) and its affiliates).
Our charter defines an “independent director” as a person who has not been, directly or indirectly, associated with the Sponsor or Ares Commercial Real Estate Management LLC (the “Advisor”) within the previous two years by virtue of:
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ownership interests in the Sponsor, the Advisor or any of their affiliates (other than our shares or the shares of a real estate investment trust organized by the Sponsor or advised by the Advisor);

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employment by the Sponsor, the Advisor or any of their affiliates;

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service as an officer or director of the Sponsor, the Advisor or any of their affiliates;

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performance of services, other than as a director, for us;

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service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or

•
maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.

We refer to our directors who are not independent as our “related directors.” Our charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from the Sponsor, the Advisor or any affiliate of the Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from the Sponsor, the Advisor or any affiliate of the Sponsor or Advisor.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Our Board of Directors has selected, on the recommendation of the Nominating and Corporate Governance Committee of the Board, our current directors as the director nominees to be re-elected to serve on our Board of Directors until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.
Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board of Directors, unless our Board of Directors determines to reduce the number of directors in accordance with our charter and bylaws.
Set forth below is certain information regarding each of our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes and/or skills that led our Board of Directors to determine that the person should serve as a director. For information regarding each director’s beneficial ownership of shares of our common stock or units of limited partnership interest (“OP Units”) of AIREIT Operating Partnership LP (the “Operating Partnership”), see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.
Nominee	Business Experience and Qualifications
William S. Benjamin Director Age: 60 Director since February 2023 Co-Chairman of the Board of Directors since February 2023
William S. Benjamin has served as a member and Co-Chairman of our Board of Directors since February 2023. Mr. Benjamin is a Partner and Co-Head of Ares Real Estate. Mr. Benjamin serves on the Ares Executive Management Committee and serves as a Director and Chairman of the Board of Directors of ACRE. Additionally, Mr. Benjamin serves on Ares Real Estate’s Global and Debt Investment Committees. Mr. Benjamin joined Ares in July 2013 from AREA Property Partners, where he was a Senior Partner from 1995 to 2013. Mr. Benjamin joined AREA Property Partners in 1995 from Bankers Trust Corp, where he was a Principal from 1986 to 1995. He is a Trustee of Impetus, a UK based charity focused on improving access to education and employment for disadvantaged youth and has held numerous leadership roles in London based charities. Mr. Benjamin graduated from Harvard with a B.A. in social studies and holds an M.B.A. from University of Pennsylvania, Wharton School.
We believe that Mr. Benjamin’s qualifications to serve on our Board of Directors include his extensive experience in the global commercial real estate markets and as a senior real estate executive. This experience will enable him to provide our Board of Directors with leadership and financial expertise as well as insight into the current status of the global real estate and financial markets.

Dwight L. Merriman III Director Age: 63 Director since November 2014 Co-Chairman of the Board of Directors since February 2023 Member of Investment Committee	Dwight L. Merriman III has served as a member of our Board of Directors since November 2014 and as Co-Chairman since February 2023. Mr. Merriman served as our Managing Director from May 2017 through December 2019 and as our Chief Executive Officer from November 2014 through December 2019. Since July 2021, he has served as a Partner and Chair of Industrial in Ares Real Estate. During the past five years, Mr. Merriman has also held similar leadership roles at an affiliate of our former sponsor (until such affiliate was acquired by an affiliate of our Advisor in July 2021), and was responsible for the oversight of the acquisition, asset management and portfolio management activities for all industrial investments across funds sponsored by affiliates of our former sponsor. Prior to joining the Company, Mr. Merriman served from September 2007 through

Nominee	Business Experience and Qualifications

March 2010 as a Managing Director and the Chief Investment Officer of Stockbridge Capital Group LLC, or “Stockbridge,” a real estate investment management company based in San Francisco, California, which had more than $3.0 billion in real estate under management. While with Stockbridge, Mr. Merriman served as a member of its investment and management committees, and was responsible for oordinating the investment activities of the company. From May 2000 to September 2007, Mr. Merriman was a Managing Director of RREEF Funds, or “RREEF,” a real estate investment management company, in charge of RREEF’s development and value added investment opportunities in North America. While at RREEF, he served on the investment committee and was involved in approving approximately $5.0 billion in commercial real estate transactions, and he started CalSmart, a $1.2 billion value added real estate investment fund with the California Public Employees’ Retirement System. Prior to joining RREEF in 2000, Mr. Merriman served for approximately five years as a Managing Director at Carr America Realty Corporation, where he was responsible for the company’s acquisition, development and operations activities in Southern California and Utah. Prior to that, he spent 11 years with the Los Angeles development firm of Overton, Moore & Associates, where he was responsible for developing industrial and office property throughout Southern California. Mr. Merriman received a B.S. in Business Administration from the University of Southern California and an M.B.A. from the Anderson School at the University of California at Los Angeles. Mr. Merriman is a member of the Urban Land Institute.
We believe that Mr. Merriman’s qualifications to serve on our Board of Directors include his extensive real estate investment and development experience, including specifically his experience serving in leadership positions and on the investment committees of significant real estate investment funds.

Rajat Dhanda Director Age: 56 Director since August 2021	Rajat Dhanda has served as a member of our Board of Directors since August 2021. Mr. Dhanda also served as our Partner, Co-President from July 2021 to February 2023, Managing Director, Co-President from December 2019 to July 2021 and our Managing Director, President from May 2017 to December 2019. Mr. Dhanda also served as Partner, Co-President of Ares Real Estate Income Trust Inc. (“AREIT”) from July 2021 to January 2023, Managing Director, Co-President of AREIT from December 2019 to July 2021 and as the Managing Director, President of AREIT from April 2017 to December 2019. He also has served as a director of AREIT since March 2020. Mr. Dhanda currently serves as Partner, Global Head of Ares Wealth Management Solutions, LLC (“AWMS”) and is responsible for the oversight of distribution, marketing, product development, operations and legal functions Prior to joining AWMS, Mr. Dhanda spent 26 years at Morgan Stanley, leading key divisions of their institutional and Wealth Management platforms, while also serving on the firm’s Management and Risk Committee for his last eight years. Most recently, he was head of Investment Products and Services in Wealth Management, which was responsible for all of the products distributed by Morgan Stanley’s financial professionals. In this capacity, he worked closely with the firm’s financial professionals and third party asset managers to design and distribute products offering a breadth of investment solutions. In addition, as a member of the

Nominee	Business Experience and Qualifications

division’s Executive and Operating Committees, Mr. Dhanda worked to develop strategies for the changing regulatory environment and the opportunities that technology and data offer today in the wealth management channels. Mr. Dhanda holds a B.A. in both Business Economics, and Organizational Behavior & Management from Brown University.
We believe that Mr. Dhanda’s qualifications to serve on our Board of Directors include his history of leadership at the Company and the significant experience he acquired by serving in leadership positions at Morgan Stanley, which brings to our Board of Directors valuable knowledge of the capital markets and financial products.

Dave M. Fazekas Director Age: 50 Director since August 2023 Partner, Co-President since February 2023
David M. Fazekas has served as a member of our Board of Directors since August 2023 and as our Partner, Co-President since February 2023. Mr. Fazekas is a Partner and Head of Ares Industrial Management, where he focuses on U.S. industrial real estate equity. During the past five years, Mr. Fazekas has also held similar leadership roles at other companies sponsored by affiliates of our former sponsor, including Industrial Property Trust Inc., DC Industrial Liquidating Trust and Industrial Income Trust Inc. From 2008 through September 2010, Mr. Fazekas served as the Senior Vice President and Project Principal for Panattoni Development Company Inc., a leading development company that leases and owns industrial, office and retail properties in more than 175 cities throughout the U.S., Canada and Europe. From 2007 to 2008, he was the Director of Acquisitions for ZAIS Group LLC (“ZAIS”), which during his tenure managed over $11 billion of assets across a wide spectrum of investment platforms. Prior to ZAIS, Mr. Fazekas spent six years as the Director of Real Estate Acquisitions for RREEF Deutsche Bank, one of the largest real estate investment advisors in the world. Early in his career, he served as the Vice President of Acquisitions for Delma Properties, Inc. Mr. Fazekas holds a B.S. from Rutgers University in Business and Economics and an M.S. from New York University in Real Estate Finance and Investments.
We believe that Mr. Fazekas’ qualifications to serve on our Board of Directors include his history of leadership at the Company and significant experience overseeing the development, leasing, investment and management of commercial real estate.

Marshall M. Burton
Independent Director
Age: 55
Director since August 2015
Member of Audit Committee
Member of Nominating and Corporate Governance Committee
Member of Investment Committee
Member of Conflicts Resolution Committee	Marshall M. Burton has served as an independent director on our Board of Directors since August 2015. In addition, during the past five years, Mr. Burton has served as a director and President of both MVG, Inc. and Confluent Development, L.L.C. Mr. Burton has more than 20 years of commercial real estate experience, including development, leasing, investment and management. In March 2014, Mr. Burton founded Confluent Holdings, L.L.C. to develop and invest in office, industrial and multi-family projects throughout the U.S. In April 2015, Mr. Burton expanded Confluent Holdings, L.L.C. and co-founded Confluent Development, L.L.C. in a merger with MVG, Inc., to form a diverse real estate investment and development platform with projects in various stages of development totaling $500 million. From March 2011 to March 2014, Mr. Burton served as Senior Vice President and General Manager of Opus Development Company L.L.C., an affiliate of The Opus Group, a real estate developer, or “Opus,” where he was responsible for managing operations and seeking new development opportunities in

Nominee	Business Experience and Qualifications

Denver, Colorado and in the western region of the U.S. Prior to joining Opus, Mr. Burton founded the Denver office of McWhinney, a real estate development company, in February 2010. As Senior Vice President of McWhinney, Mr. Burton oversaw operations for the commercial development team in the Denver metropolitan area and other strategic locations across the western U.S. Mr. Burton served as the Senior Vice President of Opus Northwest, L.L.C., a full service real estate developer, from May 2009 through February 2010, and previously served as Vice President from October 2002 through September 2008 and in other capacities beginning in 1996. Prior to joining Opus in 1996, Mr. Burton was co-founder of Denver Capital Corporation, a multi-bank community lending organization. Mr. Burton is a licensed Colorado Real Estate Broker and is active in many civic and real estate associations, including serving as Treasurer and President elect of the National Association of Industrial and Office Properties and as an executive committee member of the Urban Land Institute. Mr. Burton received his Bachelor of Science in Business Administration from the University of Denver.
We believe that Mr. Burton’s qualifications to serve on our Board of Directors include his experience overseeing the development, leasing, investment and management of commercial real estate. This experience provides a valuable perspective on the commercial real estate industry.

John S. Hagestad Independent Director Age: 77 Director since August 2015 Member of the Audit Committee Member of Investment Committee Member of Conflicts Resolution Committee	John S. Hagestad has served as an independent director on our Board of Directors since August 2015. In addition, during the past five years, Mr. Hagestad served as an independent director and independent trustee, as applicable, of Industrial Property Trust (“IPT”) prior to its liquidation. Mr. Hagestad is Director and Co-Founder of SARES•REGIS Group, a vertically integrated real estate development services company focusing on both commercial and residential real estate. Prior to this role, Mr. Hagestad served as a Senior Managing Director since 1993 and was responsible for overseeing all of SARES•REGIS Group’s commercial activities which includes the development, investment and management divisions. Mr. Hagestad continues to serve on SARES•REGIS Group’s Executive Management Committee which approves all property acquisitions and investment decisions and provides strategic planning for the future. During his career, Mr. Hagestad has been responsible for the acquisition and development of over 85 million square feet of commercial, office and industrial property totaling more than $6 billion in value. In 1972, he joined the Koll Company as a Vice President for project acquisition and development. Three years later he joined The Sammis Company as a founding partner responsible for all matters of finance and administration, with emphasis on lender and partner relationships. In 1990, Mr. Hagestad became President and Chief Executive Officer of the SARES Company (the successor to The Sammis Company), where he was instrumental in its merger with The Regis Group to create the SARES•REGIS Group in 1993. Mr. Hagestad is a Certified Public Accountant and holds a bachelor’s degree in Business Administration and a master’s degree in Finance from the University of Southern California. He is a past trustee of the Urban Land Institute, a member of the Marshall School of Business Board of Leaders at the University of Southern California, the UCI Center for Real Estate, The Fisher Center for Real Estate and Urban Economics at UC Berkeley and the Real Estate Roundtable. He is also on the Board of Trustees /

Nominee	Business Experience and Qualifications

Directors for the Cystinosis Research Foundation.
We believe that Mr. Hagestad’s qualifications to serve on our Board of Directors include his involvement in overseeing the development, acquisition and management of commercial, office and industrial real estate, in addition to his valuable accounting background. This experience provides a valuable perspective on the various facets of the real estate industry.

Stanley A. Moore
Independent Director
Age: 85
Director since August 2015
Chairman of Nominating and Corporate Governance Committee
Chairman of Investment Committee
Member of Conflicts Resolution Committee
Stanley A. Moore has served as an independent director on our Board of Directors since August 2015. In addition, during the past five years, Mr. Moore has served as an independent director and independent trustee, as applicable, of IPT prior to its liquidation. Mr. Moore is a Co-Founder and the Chairman and the former Chief Executive Officer of Overton Moore Properties, or “OMP,” a leading commercial real estate development firm in Los Angeles County that develops, owns and manages office, industrial and mixed use space. He served as Chief Executive Officer of OMP from 1975 until January 2010 and has served as a director since 1972. Since its founding, OMP has developed and/or invested in over 30 million square feet of commercial space in California. Mr. Moore served as a member of the Board of Directors of The Macerich Company (NYSE: MAC), a leading owner, operator and developer of major retail properties, from 1994 through May 2015. Mr. Moore is past President of the Southern California Chapter of the National Association of Industrial and Office Parks, and is currently a board member of the Economic Resources Corporation of South Central Los Angeles. His many awards and citations include the Humanitarian of the Year awarded to him by the National Conference of Christians and Jews.
We believe that Mr. Moore’s qualifications to serve on our Board of Directors include his experience as a Chief Executive Officer of a leading commercial real estate development firm, his expertise in the areas of acquisitions, development and management of commercial real estate, and more specifically, industrial properties, his leadership experience with the National Association of Industrial and Office Parks, and his service on civic and private and public company boards.

Charles B. Duke Independent Director Age: 66 Director since February 2016 Chairman of Audit Committee Member of Nominating and Corporate Governance Committee Member of Investment Committee	Charles B. Duke has served as an independent director on our Board of Directors since February 2016. In addition, during the past five years, Mr. Duke has served as an independent director and independent trustee, as applicable, of IPT prior to its liquidation and AREIT. Mr. Duke is currently Founder and Chief Executive Officer of To Table Inc. (“To Table”), a retailer of specialty gourmet foods. Prior to founding To Table in November 2014, Mr. Duke was involved in the management of two ink jet cartridge remanufacturers and aftermarket suppliers. Mr. Duke served as the Executive Vice President of IJR, Inc. in Phoenix, Arizona from October 2012 to July 2014 and as Founder, President and Chief Executive Officer of Legacy Imaging, Inc., from 1996 through 2012. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including Founder, President and Owner of Careyes Corporation, a private bank, registered investment advisor and a member of FINRA based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial

Nominee	Business Experience and Qualifications

Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved primarily in mergers and acquisitions, financing and valuation activities. Mr. Duke graduated from Hamilton College with a Bachelor’s Degree in Economics and English.
Our Board of Directors has determined that Mr. Duke is the audit committee financial expert. In that role, we believe that Mr. Duke brings a unique perspective to the audit committee, as he is the only audit committee member with investment banking experience. We believe Mr. Duke’s qualifications to serve on our Board of Directors include his considerable business and financial experience, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization, and we believe his business management experience is valuable in terms of providing director leadership.

Dawanna Williams Independent Director Age: 55 Director since August 2023
Dawanna Williams has served as an independent director on our Board of Directors since August 2023. In addition, Ms. Williams is the founder of Dabar Development Partners, a real estate development and investment firm focused on the conversion, renovation and new construction of real estate properties primarily in New York City, and has served as its Managing Principal since September 2003. From August 2010 to December 2013, Ms. Williams served as General Counsel of Victory Education Partners and, prior to that, served as a commercial real estate senior associate at Sidley Austin LLP from May 1999 to August 2003 and as an associate at Paul Hastings LLP from July 1996 to March 1999. Since 2022, Ms. Williams has been a director of Compass, Inc. (NYSE: COMP), a publicly-traded, technology enabled residential real estate brokerage company, and since 2021 has been a director of FocusImpact Acquisition Corp. (NASDAQ: FIAC), a publicly-traded special purpose acquisition corporation, and ACRES Commercial Realty Corp. (NYSE: ACR), a publicly-traded real estate investment trust. Ms. Williams has also served on the Board of the New York Real Estate Chamber since 2014, has been a member of the New York City Trust for Cultural Resources since 2017 and has served on the Board of Directors of the Apollo Theater since 2018, chairing its Real Estate Committee. Ms. Willians holds as A.B. from Smith College in Economics and Government, a J.D. from the University of Maryland Francis King Carey School of Law and an M.P.A. from Harvard Kennedy School.
We believe that Ms. Williams’ qualifications to serve on our Board of Directors include her significant experience in the real estate industry and as a real estate development executive and strategic advisor. Ms. Williams’ extensive experience with, and strong record of success in, real estate-related assets will provide our Board of Directors with valuable insights into developments in our industry.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE
Board Leadership Structure
We separate the roles of President and Chairman of our Board of Directors because we currently believe that the two roles can best be filled by different people who have different experiences and perspectives. Mr. Jeffrey W. Taylor and Mr. David M. Fazekas serve as Co-Presidents of the Company and are responsible for the execution of our business strategy and day-to-day operations. In addition to serving as Co-President of the Company, Mr. Taylor acts as the principal executive officer for the Company. Mr. Fazekas also serves on our Board of Directors. Two of our related directors, Messrs. Merriman and Benjamin, serve as Co-Chairmen of our Board of Directors and, in such capacity, are responsible for presiding over our Board of Directors in its identification and execution of our strategic operational and investment objectives, and oversight of our senior management team. We believe that Mr. Merriman’s and Mr. Benjamin’s respective experience and background make them each highly qualified to lead our Board of Directors in the fulfillment of its duties. Mr. Merriman’s and Mr. Benjamin’s extensive experience in the global commercial real estate markets and serving in leadership positions provides them each with an enhanced perspective.
A majority of our independent directors must approve the compensation payable to the Advisor, the renewal of the Advisory Agreement (as defined in “Certain Relationships and Related Transactions — The Advisory Agreement”) or any other transactions or arrangements that we may enter into with regard to the Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with the Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with the Advisor, see “Certain Relationships and Related Transactions” in this Proxy Statement.
Oversight of Risk Management
Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.
We, through the Advisor, maintain internal audit and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.
We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Each of the Audit Committee, the Nominating and Corporate Governance Committee, and the Conflicts Resolution Committee consists entirely of independent directors, and the Investment Committee consists of a majority of independent directors.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of the Advisor and our officers and directors, including our Chief Executive Officer and our Chief Financial Officer. Additionally, our Board of Directors has adopted a Code of Ethics for our Chief Executive Officer and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers may be found on our website at www.areswmsresources.com/investment-solutions/AIREIT. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Business Conduct and Ethics or the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers on our website.
Our Internet address is www.areswmsresources.com/investment-solutions/AIREIT. We make available, free of charge through a link on our site, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202, Attention: Investor Relations.
Board and Committee Meetings
During the year ended December 31, 2023, our Board of Directors held nine meetings. No director who served as a director during the year ended December 31, 2023 attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors and the Committees on which such director served. Our Board of Directors has four standing committees: the Audit Committee, the Investment Committee, the Nominating and Corporate Governance Committee, and the Conflicts Resolution Committee. During 2023, the Audit Committee met four times, the Nominating and Corporate Governance Committee met two times and the Conflicts Resolution Committee and the Investment Committee did not meet. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2023, none of our directors attended the Annual Meeting of Stockholders in person.
Audit Committee
The members of our Audit Committee are Messrs. Duke, Burton, and Hagestad, each of whom is an independent director. Our Audit Committee operates under a written charter, a copy of which is available under the “Investor Relations” section of our website at www.areswmsresources.com/investment-solutions/AIREIT. Our Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Mr. Duke is the chairman of our Audit Committee. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.
Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by (i) reviewing the financial information to be provided to our stockholders and others, (ii) reviewing our system of internal controls, which management has established, (iii) overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and (iv) overseeing certain areas of risk management.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee (our “Nominating Committee”) are Messrs. Duke, Moore and Burton, each of whom is an independent director. Mr. Moore is the chairman of the Nominating Committee. Our Nominating Committee operates under a written charter, a copy of which is available under the “Investor Relations” section of our website at www.areswmsresources.com/investment-solutions/AIREIT. The primary functions of our Nominating Committee are to (i) assist our Board of Directors in identifying individuals qualified to become members of our Board of Directors; (ii) recommend candidates to our Board of Directors to fill vacancies on the Board of Directors; (iii) recommend committee assignments for directors to the full Board of Directors, (iv) periodically assess the performance of our Board of Directors; and (v) advise our Board of Directors on certain other corporate governance matters. Pursuant to the terms of our charter, our independent directors nominate replacements for vacancies among the independent directors’ positions.
Our Nominating Committee’s process for identifying and evaluating director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Nominating Committee considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for a prospective nominee. Our Nominating Committee does not have a policy with regard to the consideration of diversity in identifying director candidates, but the Committee believes that the backgrounds and qualifications of our directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, that it follows for candidates submitted by others.
Conflicts Resolution Committee
Our Board of Directors has delegated to the Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise between or among us and other entities or programs sponsored or advised by affiliates of the Sponsor, including conflicts that may arise as a result of the investment opportunities that are suitable for each of us and are also suitable for other investment vehicles advised by affiliates of our Sponsor. The Conflicts Resolution Committee is comprised of Messrs. Burton, Hagestad and Moore, each of whom is an independent director.
Compensation Committee
We do not have a standing compensation committee. Our Board of Directors may establish a compensation committee to administer our equity incentive plans. The primary function of the compensation committee would be to administer the granting of awards to the independent directors and selected employees of the Advisor eligible to participate in the equity incentive plans, based upon recommendations from the Advisor, and to set the terms and conditions of such awards in accordance with the respective plans. The compensation committee, if formed, would be comprised entirely of independent directors.
Investment Committee
The Investment Committee has (a) certain responsibilities with respect to specific investments proposed by the Advisor and (b) the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our Board of Directors. The members of our Investment Committee are Messrs. Burton, Duke, Moore, and Hagestad, each of whom is an independent director, and Mr. Merriman, who is a related director. Mr. Moore is the Chairman of our Investment Committee.
Combined Industrial Advisors Committee
Our Board of Directors adopted a delegation of authority policy (the “Delegation Policy”), and, pursuant to such policy, has established the Combined Industrial Advisors Committee (the “CIAC”) and delegated the authority for certain actions to the CIAC. The CIAC is not a committee of our Board of Directors. Our Board of Directors has delegated to the CIAC certain responsibilities with respect to certain acquisition, disposition, leasing, capital expenditure and borrowing decisions. The CIAC does not have authority over any transactions between us and the Advisor, a member of our Board of Directors or any of their respective affiliates. The CIAC is currently comprised of William S. Benjamin, David M. Fazekas, Jay W. Glaubach, Andrew Holm, Andrea L. Karp, Brian R. Lange, Thomas G. McGonagle, Dwight L. Merriman III, Lainie P. Minnick, David A. Roth, Scott A. Seager, Julie B. Solomon, Jeffrey W. Taylor, Scott W. Recknor and Joshua J. Widoff. Mr. Merriman is the Chairman of the CIAC. Pursuant to the Delegation Policy, the CIAC has also established a subcommittee of the Combined Industrial Advisors Committee, (the “SCIAC”). The CIAC has delegated to the SCIAC certain responsibilities with respect to certain acquisition and disposition decisions.
Our Board of Directors established the acquisition criteria with the intent that the consideration to be paid for each such real property will be approved by the Combined Industrial Advisors Committee and the SCIAC in accordance with the requirements set forth in our charter. Our Board of Directors, including a majority of the independent directors, must approve all real property acquisitions for a purchase price greater than $100.0 million. The functions delegated to our officers and to the CIAC are subject to an annual review by our Board of Directors to ensure that the delegation of authority remains appropriate.
Employee, Officer and Director Hedging
We do not have a hedging policy at this time. For the year ended December 31, 2023, there were no hedging transactions by any of our officers and directors or by any officers or employees of the Advisor, the Sponsor and their affiliates, or any of their designees.

Stockholder and Interested Party Communications with Directors
We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:
The Board of Directors of Ares Industrial Real Estate Income Trust Inc.
c/o Mr. Joshua J. Widoff, Partner, Chief Legal Officer and Secretary
One Tabor Center
1200 Seventeenth Street, Suite 2900
Denver, Colorado 80202
All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to our director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

EXECUTIVE OFFICERS
The following individuals currently serve as our executive officers. All officers serve at the discretion of our Board of Directors.
Name	Age	Position
Jeffrey W. Taylor	51	Partner, Co-President
Scott A. Seager	43	Managing Director, Chief Financial Officer and Treasurer
Joshua J. Widoff	53	Partner, Chief Legal Officer and Secretary
Scott W. Recknor	56	Partner, Head of Asset Management
Jeffrey W. Taylor has served as our Partner, Co-President since July 2021 and Managing Director, Co-President from December 2019 to July 2021. Mr. Taylor has had a long tenure at the Company and is familiar with its day-to-day operations, having served as our Managing Director of Shareholder Operations since May 2017 and previously served as our Senior Vice President of Shareholder Operations from February 2016 to May 2017. Since March 2024, Mr. Taylor has served as Global Chief Operating Officer of AWMS. Prior to assuming this position, Mr. Taylor served as Co-Head of the Private Wealth Group within AWMS beginning in June 2023. Additionally, Mr. Taylor has served as a member of the investment committees of the Advisor since July 2021. From July 2021 to June 2023, Mr. Taylor served as Head of Product for the Private Wealth Group within AWMS. Prior to joining Ares in July 2021, he served as Managing Director, Chief Operating Officer of our former sponsor beginning in January 2017 and Senior Vice President of Operations of our former sponsor beginning in 2009. Mr. Taylor has also served in similar capacities at other companies sponsored by affiliates of our former sponsor. In those roles, he had responsibilities with respect to shareholder operations, product management and development, coordination of risk management programs and certain other business operations. Mr. Taylor’s background includes investment management, risk management, product management, operating company analysis and strategic planning within financial services companies. Prior to joining us and our former sponsor, Mr. Taylor served in various positions with INVESCO Funds Group, most notably in management roles within the investment division and the distribution company as well as positions within the transfer agency. Mr. Taylor also served on the Board of Directors of the Institute for Portfolio Alternatives from 2019 through 2021. Mr. Taylor holds a Bachelor’s degree from Pennsylvania State University and a Master’s degree in Business Administration from the University of Colorado at Denver. In addition, Mr. Taylor is a CFA Charterholder.
Scott A. Seager has served as a Managing Director since February 2023, and as our Chief Financial Officer since August 2020 and Treasurer since February 2019. Prior thereto, Mr. Seager served as our Senior Vice President, Corporate Accounting and Controller from March 2018 to February 2019; as our Vice President, Corporate Accounting and Controller from December 2017 to March 2018; and as our Vice President, Corporate Accounting from February 2016 to December 2017. During the past five years, Mr. Seager has also held similar leadership roles at the Company, our former sponsor and for other companies sponsored by affiliates of Ares and our former sponsor, including AREIT, IPT and DC Industrial Liquidating Trust. In his current role, Mr. Seager is responsible for sourcing debt financings, lender relationships, cash management and managing liquidity for us. Mr. Seager has 20 years of corporate finance experience including public company accounting, reporting, financial planning and analysis, and debt capital markets. Prior to joining the Company, Mr. Seager worked most recently for a large publicly traded retailer, Collective Brands Inc. in various finance roles. Prior thereto, Mr. Seager was a Division Director for a publicly traded consulting firm, Robert Half International, and a senior auditor in public accounting for Ernst and Young. Mr. Seager is a CPA (inactive) in the state of Kansas and graduated magna cum laude from Baker University.
Joshua J. Widoff has served as our Partner, Legal since July 2021, our Chief Legal Officer and Secretary since June 2018 and as Managing Director from May 2017 to July 2021. Mr. Widoff previously served as our General Counsel, Secretary and Executive Vice President from November 2014 to May 2017. He also has served as a Partner, Co-General Counsel, Ares Real Assets Group in the Ares Legal Department and a member of the investment committees of the Advisor since July 2021. Mr. Widoff oversees legal aspects of investments, leasing activity, compliance, risk management and corporate governance across fuinds and programs sponsored by Ares Real Estate. Prior to joining Ares in 2021, Mr. Widoff served as Managing

Director of and Chief Legal Officer of Black Creek Group beginning in June 2019, and previously as Executive Vice President of Black Creek Group beginning in September 2007. Mr. Widoff has served in similar capacities for various companies sponsored by affiliates of Black Creek Group and for other advisor entities advising such companies since 2007. Prior to joining our former sponsor in September 2007, Mr. Widoff was a partner from October 2002 to July 2007 at the law firm of Brownstein Hyatt Farber Schreck, P.C. (and an associate from 1995 to 2002), where he was active in the management of the firm, serving as chairman of both the firm’s Associate and Recruiting Committees and overseeing an integrated team of attorneys and paralegals servicing clients primarily in the commercial real estate business. During more than a dozen years of private practice, he managed transactions involving the acquisition, development, leasing, financing, and disposition of various real estate assets, and also participated in asset and stock acquisition transactions, convertible debt financings, private offerings, and complex joint venture negotiations. Mr. Widoff served for a decade as a Commissioner for the Denver Urban Renewal Authority and is an adjunct professor at the University of Colorado School of Law. Mr. Widoff received his Bachelor’s degree from Trinity University in Texas and his Juris Doctor from the University of Colorado School of Law.
Scott W. Recknor has served as our Partner, Head of Asset Management since July 2021. From September 2017 to June 2021, he served as our Managing Director, Head of Asset Management. Since July 2021, he has also served as a Partner and Co-Head of U.S. Investment Operations in Ares Real Estate. During the past five years, Mr. Recknor has also held similar leadership roles at other companies sponsored by affiliates of our former sponsor. From 2005 through October 2010, Mr. Recknor served as a Vice President for AMB Property Corporation (now ProLogis), a leading global owner, operator and developer of industrial real estate, where he was responsible for leasing, capital expenditures, budgeting and forecasting and property management oversight in the greater Los Angeles area. From 2001 through 2004, Mr. Recknor was a District Manager for RREEF (Real Estate Investment Managers) where he managed three offices responsible for the leasing, property management, capital expenditure and budgeting and re forecasting for a number of separate pension fund accounts. Prior to RREEF, Mr. Recknor was the West Region Real Estate Manager for the Goodyear Tire & Rubber Company where he was responsible for all operating aspects of Goodyear’s West Region real estate portfolio in six states (California, Hawaii, Nevada, Arizona, New Mexico and Texas). Prior to the Goodyear Tire & Rubber Company, Mr. Recknor was a real estate broker with The Seeley Company (now Colliers International) in the Los Angeles area. Mr. Recknor graduated from the University of California (Irvine) and has previously served on the board of directors for NAIOP (SoCal) and has been an affiliate member of SIOR (Los Angeles).

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
The following table sets forth information regarding compensation of our independent directors during 2023:
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Marshall M. Burton	$125,000	$90,000	$215,000
Charles B. Duke	$140,000	$90,000	$230,000
John S. Hagestad	$120,000	$90,000	$210,000
Stanley A. Moore	$135,000	$90,000	$225,000
Dawanna Williams	$45,833	$90,000	$135,833

(1)
Includes an annual retainer of $110,000 for service on our Board of Directors. Ms. Williams became a member of the Board of Directors in August 2023 and her annual retainer has been prorated to reflect the partial term served. In addition, with respect to Mr. Burton, this amount includes a $10,000 retainer for service as a member of the Audit Committee and a $5,000 retainer for service as a member of the Nominating and Corporate Governance Committee. With respect to Mr. Duke, this amount includes a $15,000 retainer for service as the Chairperson of our Audit Committee, a $10,000 retainer for service as a member of our Audit Committee, and a $5,000 retainer for service as a member of the Nominating and Corporate Governance Committee. With respect to Mr. Hagestad, this amount includes a $10,000 retainer for service as a member of the Audit Committee. With respect to Mr. Moore, this amount includes two $10,000 retainers for service as the Chairperson of each of our Investment Committee and our Nominating and Corporate Governance Committee and a $5,000 retainer for service as a member of our Nominating and Corporate Governance Committee.

(2)
Represents an annual equity award, issued in the form of a restricted stock award that will vest upon the earlier to occur of (i) one year after the date of grant and (ii) his or her re-election to our Board of Directors following the date of grant. Each independent director was awarded 6,233.5072 restricted shares of Class I common stock, except for Ms. Williams, who was awarded 6,381.938 restricted shares of Class I common stock at the time of her appointment in August 2023. The number of shares awarded to each of our independent directors was determined by dividing $90,000 by the then-current net asset value of our Class I shares at the time of grant.

We pay each of our independent directors $27,500 per quarter. In addition, the members of our Audit Committee are paid an annual retainer of $10,000 a year and members of our Nominating and Corporate Governance Committee are paid an annual retainer of $5,000 a year. All annual retainers will be prorated for a partial term. We do not pay any additional fees for attendance at board and committee meetings unless a director attends more than 25 board meetings in a calendar year. In that event, we pay each of our independent directors $2,500 for each additional Board of Directors meeting attended in person or by telephone. In connection with their election or re-election to our Board of Directors, each independent director also will receive an annual equity award with an aggregate grant value on the date of grant of $90,000, which will be in the form of a restricted stock award that will vest upon the earlier to occur of (i) one year after the date of grant and (ii) his or her re-election to our board following the date of grant. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors or of our committees. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director.
In addition to the annual retainers to be paid to our independent directors for service on our Audit Committee and Nominating and Corporate Governance Committee, the Chairpersons of our board committees are paid the following additional annual retainers (to be prorated for a partial term):
•
$15,000 to the Chairperson of our Audit Committee;

•
$10,000 to the Chairperson of our Investment Committee; and

•
$10,000 to the Chairperson of our Nominating and Corporate Governance Committee.

Executive Compensation
Compensation Discussion and Analysis
Because the Advisory Agreement provides that the Advisor will assume principal responsibility for managing our affairs, we have no employees, and our executive officers, in their capacities as such, do not receive compensation from us, nor do they work exclusively on our affairs. In their capacities as officers or employees of the Advisor or its affiliates, they will devote such portion of their time to our affairs as is required for the performance of the duties of the Advisor under the Advisory Agreement. The compensation received by our executive officers is not paid or determined by us, but rather by an affiliate of the Advisor based on all of the services provided by these individuals. We reimburse the Advisor for our allocable portion of expenses incurred by the Advisor in performing its obligations under the Advisory Agreement, including a portion of the compensation expenses of officers, including a portion of compensation (whether paid in cash, stock, or other forms), benefits and other overhead costs of certain of our named executive officers, as well as employees of the Advisor or its affiliates related to activities for which the Advisor did not otherwise receive a separate fee. See “Certain Relationships and Related Transactions” below for a summary of the fees and expenses payable to the Advisor and other affiliates.
Compensation Committee Report
We do not currently have a compensation committee, however, our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement (“CD&A”) with management. Based on the independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to our Board of Directors, and our Board of Directors has approved, that the CD&A be included in this Proxy Statement.
INDEPENDENT DIRECTORS:
Marshall M. Burton
Charles B. Duke
John S. Hagestad
Stanley A. Moore
Dawanna Williams
Compensation Committee Interlocks and Insider-Participation
We do not currently have a compensation committee, however, we intend that our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. None of our independent directors has served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2023, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2023, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.
We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our compensation committee, if formed.
Equity Incentive Plan
Equity Incentive Plan
Our Third Amended and Restated Equity Incentive Plan, effective February 11, 2022 (the “Equity Incentive Plan,” or the “Plan”), provides for the grant of awards to our independent directors and to our employees (if any), as well as to any advisor or consultant who is a natural person performing bona fide services to us, provided that the services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for our stock. Participants may also be advisors, consultants, officers or employees of the Advisor, so long as any such advisor, consultant, officer or employee is performing bona fide advisory or consulting services for us. Eligible individuals are selected by our Board of Directors, including our independent directors, for participation in the Equity Incentive Plan. Such awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards; provided, that, the Equity Incentive Plan prohibits the issuance of stock appreciation rights and dividend equivalent rights unless and until our stock is listed on a national securities exchange. However, any such stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share- based awards to be issued to independent directors, officers, employees, advisors and consultants shall not exceed an amount equal to 5% of the outstanding shares of our common stock on the date of grant of any such stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards. Notwithstanding the foregoing, we will not issue options or warrants to our independent directors.
We have authorized and reserved for issuance under the Equity Incentive Plan a total of 2.0 million shares of our common stock, and have also established an aggregate maximum of 5.0 million shares that may be issued upon grant, vesting or exercise of awards under the Equity Incentive Plan. In addition, no more than 200,000 shares of our common stock may be made subject to incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to a single individual in a calendar year. In the event of certain corporate transactions affecting our common stock, such as, for example, any dividend or other distribution (whether in the form of cash, shares or other property) recapitalization, stock-split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, our Board of Directors, or, if formed, our Compensation Committee, will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the Plan, and, if applicable, performance goals applicable to outstanding awards under the Plan.
Our Board of Directors, including our independent directors, or, if formed, our Compensation Committee, will administer the Equity Incentive Plan, with sole authority to select participants, determine the types of awards to be granted, and establish all of the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the Plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a real estate investment trust under the Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Our Board of Directors, or, if formed, our Compensation Committee, may also take action with respect to any awards in the event of a change in control, including a determination to pay cash equal to an amount that could have been obtained upon vesting or exercise of an award, a determination that awards cannot vest, be exercised or payable, a determination to accelerate vesting or exercise, or a determination that awards shall be substituted for by similar awards covering the stock of a successor or survivor corporation.
No award granted under the Equity Incentive Plan will be transferable except through the laws of descent and distribution. Shares underlying awards, once vested, are transferable.
Private Placement Equity Incentive Plan
Effective February 11, 2022, our Board of Directors adopted the Second Amended and Restated Private Placement Equity Incentive Plan (the “Private Equity Incentive Plan”). The Private Equity Incentive Plan is substantially similar to the Equity Incentive Plan, except that under the Private Equity Incentive Plan, an eligible participant is defined as any person, trust, association, or entity to which the plan administrator desires to grant an award. Awards under the Private Equity Incentive Plan have been made to officers and employees of affiliates of the Advisor. An aggregate maximum of 2.0 million shares of our common stock may be issued upon grant, vesting or exercise of awards under the Private Equity Incentive Plan.

The following table gives information regarding the Equity Incentive Plan and the Private Equity Incentive Plan as of December 31, 2023:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity incentive plans
Equity compensation plans approved by security holders	427,528	—	853,881
Equity compensation plans not approved by security holders	11,615	—	1,934,180
Total	439,193	—	2,788,061

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows, as of March 31, 2024, the number of shares of our common stock and OP Units beneficially owned (unless otherwise indicated) by any person who is known by us to be the beneficial owner of more than five percent of our outstanding common stock; our directors; our executive officers; and all of our directors and executive officers as a group. Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202.
Name of Beneficial Owner(1)	Title	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock
William S. Benjamin	Co-Chairman, Director	34,561 shares**	*
Dwight L. Merriman III	Co-Chairman, Director	112,134 shares 1,155,193 OP Units	*
Rajat Dhanda	Director	98,009 shares 515,464 OP Units	*
David M. Fazekas	Partner, Co-President and Director	64,400 shares** 736,378 OP Units	*
Marshall M. Burton	Director	39,237 shares	*
John S. Hagestad	Director	44,817 shares**	*
Stanley A. Moore	Director	39,237 shares	*
Charles B. Duke	Director	39,237 shares	*
Dawanna Williams	Director	6,382 shares	*
Jeffrey W. Taylor	Partner, Co-President	7,912 shares** 184,094 OP Units	*
Scott A. Seager	Managing Director, Chief Financial Officer and Treasurer	8,122 shares**	*
Joshua J. Widoff	Partner, Chief Legal Officer and Secretary	3,199 shares** 138,071 OP Units	*
Scott W. Recknor	Partner, Head of Asset Management	230,118 OP Units	*
Beneficial ownership of common stock and OP Units by all directors and executive officers as a group	—	3,456,565 shares/OP Units	1.2%

*
Less than one percent.

**
Distribution reinvestment plan shares are included in these totals.

(1)
Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable upon redemption of OP Units is treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the OP Units, but is not treated as outstanding for the purpose of computing the percentage ownership of any other person.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Advisory Agreement
We rely on the Advisor to manage our day-to-day operating and acquisition activities and to implement our investment strategy. We, the Operating Partnership and the Advisor are parties to the Amended and Restated Advisory Agreement (2023), dated as of April 30, 2023 (herein referred to as the “Advisory Agreement”). The Advisor performs its duties and responsibilities under the Advisory Agreement as a fiduciary of the Company and our stockholders.
Under the terms of the Advisory Agreement, the Advisor will use commercially reasonable efforts, subject to the oversight, review and approval of our Board of Directors, to perform the following:
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Participate in formulating an investment strategy consistent with achieving our investment objectives;

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Manage and supervise the offering process;

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Assist our Board of Directors in developing, overseeing, implementing and coordinating our monthly NAV procedures;

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Provide information about our properties and other assets and liability to our independent valuation advisor and other parties involved with determining our monthly NAV;

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Research, identify, review and recommend for approval to our Board of Directors, Combined Industrial Advisors Committee or SCIAC, as applicable, real property, debt and other investments and dispositions consistent with our investment policies and objectives;

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Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of investments will be made;

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Actively oversee and manage our investment portfolio for purposes of meeting our investment objectives;

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Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems and other administrative services on our behalf;

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Select joint venture partners, structure corresponding agreements and oversee and monitor these relationships;

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Arrange for financing and refinancing of our assets; and

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Recommend various liquidity events to our Board of Directors when appropriate.

The above summary is provided to illustrate the material functions which the Advisor will perform for us as our advisor and it is not intended to include all of the services which may be provided to us by the Advisor or by third parties engaged by the Advisor.
The term of the Advisory Agreement ends April 30, 2024, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. The independent directors will evaluate the performance of the Advisor before renewing the Advisory Agreement. The criteria used in such evaluation will be reflected in the minutes of such meeting. The Advisory Agreement may be terminated:
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Immediately by us for “Cause” (as defined in the Advisory Agreement) or upon a material breach of the Advisory Agreement by the Advisor;

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Without Cause or penalty by either the Advisor or a majority of our independent directors, in each case upon 60 days’ written notice to the other party;

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With “Good Reason” (as defined in the Advisory Agreement) by the Advisor upon 60 days’ written notice; or

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Immediately by us and/or the Operating Partnership in connection with a merger, sale of our assets or transaction involving us pursuant to which a majority of our directors then in office are replaced or removed.

“Cause” is defined in the Advisory Agreement to mean fraud, criminal conduct or willful misconduct by the Advisor or a material breach of the Advisory Agreement by the Advisor, which has not been cured within 30 days of such breach. “Good Reason” is defined in the Advisory Agreement to mean either any failure by us to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations under the Advisory Agreement or any uncured material breach of the Advisory Agreement of any nature whatsoever by us that remains uncured for 30 days after written notice of such material breach has been provided to us by the Advisor. If the Advisor wishes to terminate the Advisory Agreement for Good Reason, the Advisor must provide us with 60 days’ written notice after we have failed to cure a material breach during the 30-day cure period described above.
In the event of the termination of the Advisory Agreement, the Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.
Compensation to the Advisor and its Affiliates
We reimburse or pay certain fees to the Advisor and its affiliates in connection with services they provide to us. The Advisor may also, directly or indirectly (including, without limitation, through us or our subsidiaries), receive fees from our joint venture partners and co-owners of our properties (if any) for services provided to them with respect to their proportionate interests in the respective venture or co-ownership arrangement. Fees received from joint venture partners or co-owners of our properties and paid, directly or indirectly (including, without limitation, through us or our subsidiaries), to the Advisor may be more or less than similar fees that we pay to the Advisor pursuant to the Advisory Agreement. In the event the Advisory Agreement is terminated, the Advisor will be paid all accrued and unpaid fees and expense reimbursements earned prior to the date of termination. We will not reimburse the Advisor or its affiliates for services for which the Advisor or its affiliates are entitled to compensation in the form of a separate fee. See “— Compensation to the Advisor and its Affiliates” below for detail regarding each of these fees, commissions and other forms of compensation.
The following summarizes the compensation and fees, including reimbursement of expenses, that are payable by us to the Advisor:
Advisory Fee.   The advisory fee consists of a fixed component and a performance participation allocation. The fixed component of the advisory fee includes a fee that will be paid monthly to the Advisor for asset management services provided to us in an amount equal to 1/12th of 1.25% of (a) the applicable monthly NAV per Fund Interest times the weighted-average number of Fund Interests for such month and (b) the consideration received by us or our affiliates for selling interests in properties under the DST Program (defined in the “DST Program” section below). “Fund Interests” means our outstanding shares of common stock, along with the OP Units, which may be held directly or indirectly by the Advisor, our former sponsor and third parties.
The performance participation allocation, which will be paid to the holder of a separate series of partnership interests in the Operating Partnership with special distribution rights (the “Special Units”), is a performance-based amount in the form of an allocation and distribution. This amount will be paid to the holder of the Special Units (the “Special Unit Holder”), so long as the Advisory Agreement has not been terminated, as a performance participation interest with respect to the Special Units or, at the election of the Advisor, all or a portion of this amount will be paid instead to the Special Unit Holder in the form of a cash fee, as described in the Advisory Agreement.
The performance participation allocation is calculated as the lesser of: (1) 12.5% of (a) the annual total return amount less (b) any loss carryforward; and (2) the amount equal to (x) the annual total return amount, less (y) any loss carryforward, less (z) the amount needed to achieve an annual total return amount equal to 5.0% of the NAV per Fund Interest at the beginning of such year (the “Hurdle Amount”). The foregoing calculations are calculated on a per Fund Interest basis and multiplied by the weighted average Fund Interests outstanding during the year. In no event will the performance participation allocation be less than zero. Accordingly, if the annual total return amount exceeds the Hurdle Amount plus the amount of any loss carryforward, then the Special Unit Holder will earn a performance component equal to 100.0% of such excess, but limited to 12.5% of the annual total return amount that is in excess of the loss carryforward.
The “annual total return amount” referred to above means all distributions paid or accrued per Fund Interest plus any change in NAV per Fund Interest since the end of the prior calendar year, adjusted to exclude the negative impact on annual total return resulting from our payment or obligation to pay, or distribute, as applicable, the performance participation allocation as well as ongoing distribution fees (i.e., our ongoing class-specific fees). If the performance participation allocation is being calculated with respect to a year in which we complete a liquidity event, for purposes of determining the annual total return amount, the change in NAV per Fund Interest will be deemed to equal the difference between the NAV per Fund Interest as of the end of the prior calendar year and the value per Fund Interest determined in connection with such liquidity event, as described in the Advisory Agreement. The “loss carryforward” referred to above tracks any negative annual total return amounts from prior years and offsets the positive annual total return amount of the calculation of the performance participation allocation. We completed the 2023 calendar year with an annual total return loss and therefore have a loss carryforward that will apply to future performance participation allocations. The loss carryforward as of December 31, 2023 was approximately $1.47 per Fund Interest (unaudited). Realization of the loss carryforward is contingent on future performance. Even after the offset of the loss carryforward, future performance participation allocations will be subject to the Hurdle Amount.
As the performance hurdle was not achieved for the year ended December 31, 2023, no performance participation allocation expense was recognized in the Company’s consolidated statements of operations for the year ended December 31, 2023.
Organization and Offering Expenses.   We also pay directly, or reimburse the Advisor and AWMS (the “Dealer Manager”) if they pay on our behalf any issuer organization and offering expenses as and when incurred. Expenses incurred in connection with this offering may include legal, accounting, printing, mailing and filing fees and expenses, bona fide due diligence expenses of participating broker dealers and investment advisers supported by detailed and itemized invoices, costs in connection with preparing sales materials, design and website expenses, fees and expenses of our escrow agent and transfer agent, costs reimbursement for registered representatives of participating broker dealers to attend educational conferences sponsored by us or the Dealer Manager, fees to attend retail seminars sponsored by participating broker dealers, compensation of certain registered employees of the Dealer Manager, reimbursements for customary travel, lodging, meals and reasonable entertainment expenses, reimbursement of broker dealers for technology costs and expenses associated with the offering, and costs and expenses associated with the facilitation of the marketing of our shares and ownership of our shares by their participating customers, and other actual costs of registered persons associated with the Dealer Manager incurred in the performance of wholesaling activities, but excluding upfront selling commissions, dealer manager fees and distribution fees. After the termination of our primary offering and again after termination of the offering under our distribution reinvestment plan, the Advisor has agreed to reimburse us to the extent that the organization and offering expenses that we have incurred exceed 15.0% of our gross proceeds from the applicable offering. Any organization and offering expenses reimbursed by us which are deemed underwriting compensation will be subject to the 10% limit on underwriting compensation imposed by FINRA.
Development Fee.   We also pay the Advisor a development fee in connection with providing services related to the development, construction, improvement or stabilization, including tenant improvements, of development properties or overseeing the provision of these services by third parties on our behalf. The fee will be an amount that will be equal to 4.0% of total project cost of the development property (or our proportional interest therein with respect to real property held in joint ventures or other entities that are co- owned). If the Advisor engages a third party to provide development services, the third party will be compensated directly by us, and the Advisor will receive the development fee if it provides development oversight services. The total of all development fees and acquisition expenses paid by us cannot exceed 6.0% of the contract purchase price or the total project cost (as applicable) of such real property unless the development fees in excess of such amount are approved by a majority of our Board of Directors, including a majority of the independent directors.
Acquisition Expense Reimbursements.   Pursuant to the Advisory Agreement, subject to certain limitations, the Company agreed to reimburse the Advisor for all acquisition expenses incurred on the

Company’s behalf in connection with the selection, acquisition, development or origination of its investments, whether or not such investments are acquired. As these expense reimbursements were not directly attributable to a specified property, they were expenses as incurred on the consolidated statements of operations.
Other Expense Reimbursements.   Subject to certain limitations, we reimburse or otherwise pay the Advisor for all of the costs it incurs in connection with the services it provides to us, including, but not limited to personnel and related employment costs and overhead (including, but not limited to, allocated rent paid to both third parties and an affiliate of the Advisor, equipment, utilities, insurance, travel and entertainment, and other costs) incurred by the Advisor or its affiliates in performing the services under the Advisory Agreement based on the percentage of such personnel’s time spent on our affairs, including, but not limited to, total compensation, benefits and other overhead of all employees involved in the performance of such services, including the compensation payable to our principal executive officer and our principal financial officer; provided, however, that we will not reimburse the Advisor or its affiliates for costs of personnel to the extent that such personnel perform services for which the Advisor receives a separate fee.
Property-Level Accounting Services.   Pursuant to the Advisory Agreement, the Company has agreed to pay the Advisor a property accounting fee in connection with providing services related to accounting for real property operations, including the maintenance of the real property’s books and records in accordance with GAAP and the Company’s policies, procedures, and internal controls, in a timely manner, and the processing of real property-related cash receipts and disbursements. The property accounting fee is equal to the difference between: (i) the property management fee charged with respect to each real property, which reflects the market rate for all real property management services, including property-level accounting services, based on rates charged for similar properties within the region or market in which the real property is located, and (ii) the amount paid to third-party property management firms for property management services, which fee is based on an arm’s length negotiation with a third-party property management service provider (the difference between (i) and (ii), the “property accounting fee”).
Dealer Manager Agreement
We entered into a dealer manager agreement with the Dealer Manager in connection with our “best efforts” follow-on offering pursuant to a Registration Statement on Form S-11 (Reg. No. 333-255376). On February 11, 2022, we entered into a Second Amended and Restated Dealer Manager Agreement (the “Dealer Manager Agreement”). Pursuant to the Dealer Manager Agreement, the Dealer Manager serves as the dealer manager for our public offerings. The Dealer Manager is an affiliate of the Advisor and a member firm of FINRA. Under the Dealer Manager Agreement, the Dealer Manager provides certain sales, promotional and marketing services to us in connection with the distribution of shares of our common stock. Pursuant to the Dealer Manager Agreement, we pay the Dealer Manager upfront selling commissions of up to 2.0% and dealer manager fees of up to 2.5% of the offering price of Class T shares. We will not pay selling commissions or dealer manager fees on Class D shares or Class I shares. We will pay the Dealer Manager distribution fees that are calculated on outstanding Class T shares and Class D shares sold in the primary offering in an amount equal to 0.85% per annum and 0.25% per annum, respectively, of the NAV per Class T share or Class D share, respectively. We will cease paying the distribution fees with respect to individual Class T shares and Class D shares when they are no longer outstanding, including as a result of a conversion to Class I shares. Each Class T or Class D share held within a stockholder’s account shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares at the Applicable Conversion Rate (as defined below) on the earliest of (i) a listing of any shares of our common stock on a national securities exchange, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets and (iii) the end of the month in which the Dealer Manager, in conjunction with our transfer agent, determines that the total upfront selling commissions, upfront dealer manager fees and ongoing distribution fees paid with respect to all shares of such class held by such stockholder within such account (including shares purchased through a distribution reinvestment plan or received as stock dividends) equals or exceeds 8.5% of the aggregate purchase price of all shares of such class held by such stockholder within such account and purchased in a primary offering (i.e., an offering other than a distribution reinvestment plan). The Dealer Manager may also receive a portion of the organization and offering expense reimbursement amounts for non-accountable expenses and as marketing support fees. As used above, the “Applicable Conversion Rate” means (a) with respect to

Class T shares, a ratio whereby the numerator is the most recently disclosed monthly Class I NAV per share and (b) with respect to Class D shares, a ratio whereby the numerator is the most recently disclosed monthly Class D NAV per share and the denominator is the most recently disclosed monthly Class I NAV per share. For each class of shares, the NAV per share shall be calculated as described in the most recent valuation procedures approved by our Board of Directors. Because we currently expect to allocate ongoing distribution fees to our Class T and Class D shares through their distributions, and not through their NAV per share, we currently expect the Applicable Conversion Rate to remain 1:1 for our Class T and Class D shares. Stockholders will receive a transaction confirmation from the transfer agent or their broker dealer, on behalf of the Company, that their Class T and/or Class D shares have been converted into Class I shares.
Fees from Other Services
We may retain the Advisor or certain of the Advisor’s affiliates, from time to time, for services relating to our investments or our operations, which may include property management services, leasing services, corporate services, statutory services, transaction support services (including but not limited to coordinating with brokers, lawyers, accountants and other advisors, assembling relevant information, conducting financial and market analyses, and coordinating closing procedures), construction and development management, and loan management and servicing, and within one or more such categories, providing services in respect of asset and/or investment administration, accounting, technology, tax preparation, finance (including but not limited to budget preparation and preparation and maintenance of corporate models), treasury, operational coordination, risk management, insurance placement, human resources, legal and compliance, valuation and reporting-related services, as well as services related to mortgage servicing, group purchasing, healthcare, consulting/brokerage, capital markets/credit origination, property, title and/or other types of insurance, management consulting and other similar operational matters. Any fees paid to the Advisor or the Advisor’s affiliates for any such services will not reduce the advisory fees. Any such arrangements will be at market rates or reimbursement of costs incurred in providing the services.
DST Program
On May 1, 2021, we initiated a program to raise capital through private placement offerings by selling beneficial interests (the “DST Interests”) in specific Delaware statutory trusts (the “DSTs”) holding real properties (the “DST Program”). Under the DST Program, each private placement offers interests in one or more real properties placed into one or more DSTs by the Operating Partnership or its affiliates (“DST Properties”). DST Properties may be sourced from properties currently indirectly owned by the Operating Partnership or newly acquired properties. The underlying interests of real properties sold to investors pursuant to such private placements are leased-back by an indirect wholly owned subsidiary of the Operating Partnership on a long-term basis. These master lease agreements are fully guaranteed by the Operating Partnership. Additionally, the Operating Partnership retains a fair market value purchase option giving it the right, but not the obligation, to acquire the interests in the DSTs from the investors at a later time in exchange for OP Units.
DST Program Dealer Manager Fees.   In connection with the DST Program, Ares Industrial Real Estate Exchange LLC (“AIREX”), a wholly owned subsidiary of our taxable REIT subsidiary that is wholly owned by the Operating Partnership, entered into a dealer manager agreement with the Dealer Manager, pursuant to which the Dealer Manager agreed to conduct the private placements for DST Interests reflecting an indirect ownership of up to $2.5 billion of DST Interests. The Advisor, Dealer Manager and certain of their affiliates receive fees and reimbursements in connection with their roles in the DST Program, which costs are substantially funded by the private investors in that program, through one or more purchase price “mark ups” of the initial estimated fair value of the DST Properties to be sold to investors, fees paid by the investors at the time of investment, or deductions from distributions paid to such investors.
AIREX will pay certain up-front fees and reimburse certain related expenses to the Dealer Manager with respect to capital raised through the DST Program. AIREX is obligated to pay the Dealer Manager a dealer manager fee of up to 1.5% of gross equity proceeds raised and a commission of up to 5.0% of gross equity proceeds raised through the private placements. In addition, with respect to certain classes of DST Interests (or the corresponding classes of OP Units or shares for which they may be exchanged in certain circumstances), we, the Operating Partnership or AIREX will pay the Dealer Manager ongoing fees in amounts up to 1.0% of the equity investment or NAV thereof per year. The Dealer Manager may re-allow such commissions, ongoing fees and a portion of such dealer manager fees to participating broker dealers. In addition, pursuant to the dealer manager agreement for the DST Program, we, or our subsidiaries, are obligated to reimburse the Dealer Manager for (a) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with the private placements; (b) costs and expenses of conducting educational conferences and seminars, attending broker-dealer sponsored conferences, or attending educational conferences sponsored by AIREX; (c) customary promotional items; and (d) legal fees of the Dealer Manager.
Pursuant to the Advisory Agreement and the Eleventh Amended and Restated Limited Operating Partnership Agreement of the Operating Partnership (the “Operating Partnership Agreement”), DST Properties are included when calculating the fixed advisory fee and the performance participation allocation due to the Advisor. Furthermore, because the Advisor funds certain Dealer Manager personnel costs that are not reimbursed under the DST Program dealer manager agreement, we have also agreed to pay the Advisor a fee equal to the fee paid by DST Program investors for these costs, which is up to 1.5% of the total equity amount paid for the DST Interests.
DST Manager Fees.   AIREX Manager LLC (the “DST Manager”), a wholly owned subsidiary of the Operating Partnership, acts, directly or through a wholly owned subsidiary, as the manager of each DST holding a DST Property, but has assigned all of its rights and obligations as manager (including fees and reimbursements received) to AIREX Advisor LLC (“DST Advisor”), an affiliate of the Advisor. While the intention is to sell 100% of the DST Interests to third parties, AIREX may hold a DST Interest for a period of time and therefore could be subject to the following description of fees and reimbursements paid to the DST Manager. The DST Manager will have primary responsibility for performing administrative actions in connection with the DST and any DST Property and has the sole power to determine when it is appropriate for a DST to sell a DST Property. For its services, DST Advisor will receive, through the DST Manager, (i) a management fee equal to a stated percentage (e.g., 1.0%) of the gross rents payable to the DST, with such amount to be set on a deal-by-deal basis, (ii) a disposition fee of up to 1.0% of the gross sales price of certain DST Properties sold to a third party, subject to the terms of the applicable DST Program offering documents, (iii) a loan fee of up to 1.0% for any financing provided by us in connection with the DST Program (in which case a subsidiary of ours would provide the debt financing and earn interest thereon, as discussed further below), (iv) reimbursement of certain expenses associated with the establishment, maintenance and operation of the DST and DST Properties and the sale of any DST Property to a third party, and (v) up to 1.0% of the gross equity proceeds as compensation developing and maintaining the DST Program technology and intellectual property. Furthermore, to the extent that the Operating Partnership exercises its fair market value purchase option to acquire the DST Interests from the investors at a later time in exchange for OP Units, and such investors subsequently submit such OP Units for redemption pursuant to the terms of the Operating Partnership, a redemption fee of up to 1.0% of the amount otherwise payable to a limited partner upon redemption will be paid to DST Manager subject to the terms of the applicable DST Program offering documents.
In connection with the DST Program, AIREX maintains a loan program and may, upon request, provide DST Program Loans to certain purchasers of the DST Interests to finance a portion of the purchase price payable upon their acquisition of such DST Interests (the “Purchase Price”). The DST Program Loans are made by a subsidiary of ours (the “DST Lender”). The DST Program Loans may differ in original principal amounts. The original principal amount of the DST Program Loans expressed as a percentage of the total Purchase Price for the applicable DST Interests may also vary, but no DST Program Loan to any purchaser will exceed 50% of the Purchase Price paid by such purchaser for its DST Interest in the DST, excluding the amount of the Origination Fee, as hereinafter defined. Each purchaser that elects to obtain a DST Program Loan will pay an origination fee to the DST Manager equal to up to 1.0% of the original principal amount of its DST Program Loan (the “Origination Fee”) upon origination of such DST Program Loan, which Origination Fee will be assigned by the DST Manager to an affiliate of the Advisor. The purchaser will be required to represent, among other things, that no portion of the Purchase Price for its DST Interest and no fee paid in connection with the acquisition of its DST Interest (including, without limitation, the Origination Fee) has been or will be funded with any nonrecourse indebtedness other than the DST Program Loan.

Compensation to the Advisor and its Affiliates
The table below summarizes the fees and expenses incurred in connection with our securities offerings and operations for services provided by the Dealer Manager, the Advisor and its affiliates, and any related amounts payable. This table includes amounts incurred for the years ended December 31, 2023, 2022 and 2021, as well as amounts payable as of December 31, 2023 and 2022.
	For the Years Ended December 31,			Receivable (Payable) as of
(in thousands of dollars)	2023	2022	2021	December 31, 2023	December 31, 2022
Selling commissions and dealer manager fees – the Dealer Manager(1)	4,449	22,815	15,046	—	—
Ongoing distribution fees – the Dealer Manager(1)(2)	23,858	27,175	16,022	(1,549)	(2,459)
Advisory fee – fixed component – the Advisor	74,092	67,561	28,558	(5,813)	(6,371)
Performance participation allocation – the Advisor(3)	—	140,505	81,185	—	(140,505)
Other expense reimbursements – the Advisor(4)(5)	12,116	12,452	11,434	(2,799)	(2,624)
Property accounting fee – the Advisor (6)	3,017	2,803	1,262	129	(269)
DST Program selling commissions, dealer manager fees and distribution fees – the Dealer Manager(1)	6,393	8,584	3,527	(852)	(672)
Other DST Program related costs – the Advisor(5)	5,664	9,974	5,925	(215)	(145)
Development fees – the Advisor(7)	1,795	8,460	937	(588)	(471)
Total	131,384	300,329	163,896	(11,687)	(153,516)

(1)
All or a portion of these amounts will be retained by, or reallowed (paid) to participating broker-dealers and servicing broker-dealers.

(2)
The distribution fees are payable monthly in arrears. Additionally, the Company accrues for future estimated amounts payable related to ongoing distribution fees. The future estimated amounts payable were approximately $64.5 million and $92.1 million as of December 31, 2023 and 2022, respectively.

(3)
The 2022 performance participation allocation in the amount of $140.5 million became payable on December 31, 2022, and was settled in January 2023. The Advisor elected to settle the amounts owed partially in cash in the amount of $77.8 million and the remainder in 4.1 million OP Units. The Hurdle Amount was not met for the year ended December 31, 2023 and no performance participation allocation expense was recognized.

(4)
Other expense reimbursements include certain expenses incurred for organization and offering, acquisition and general administrative services provided to us under the Advisory Agreement, including, but not limited to, certain expenses described below after footnote 7, allocated rent paid to both third parties and affiliates of the Advisor, equipment, utilities, insurance, travel and entertainment.

(5)
Includes costs reimbursed to the Advisor related to the DST Program.

(6)
The cost of the property management fee, including the property accounting fee, is generally borne by the tenant or tenants at each real property, either via a direct reimbursement to the Company or, in the case of tenants subject to a gross lease, as part of the lease cost. In certain limited circumstances, the Company may pay for a portion of the property management fee, including the property accounting fee, without reimbursement from the tenant or tenants at a real property.

(7)
Development fees are included in the total development project costs of the respective properties and are capitalized in construction in progress, which is included in net investment in real estate properties on our consolidated balance sheets. Amounts also include the Company’s proportionate share of development acquisition fees relating to the BTC Partnerships (as defined below), which are included in investment in unconsolidated joint venture partnership(s) on our consolidated balance sheets.

Certain of the expense reimbursements described in the table above include a portion of the compensation expenses of officers, including a portion of compensation (whether paid in cash, stock, or other forms), benefits and other overhead costs of certain of our named executive officers, as well as employees of the

Advisor or its affiliates related to activities for which the Advisor did not otherwise receive a separate fee. We incurred approximately $11.2 million, $11.4 million and $10.1 million for the years ended December 31, 2023, 2022 and 2021 respectively, for such compensation expenses reimbursable to the Advisor. These amounts include a portion of the salary, bonus, and benefits of certain of our named executive officers. For the years ended December 31, 2023 and 2022, we reimbursed our Advisor approximately $116,000 and $169,000, respectively, for a portion of the salary, bonus, and benefits of our principal financial officer, Scott A. Seager, for services provided to us. For the years ended December 31, 2023 and 2022, we reimbursed our Advisor approximately $267,000 and $231,000 respectively, for a portion of the salary, bonus, and benefits of our principal executive officer, Jeffrey W. Taylor, for services provided to us.
Sales and Redemptions of Our Common Stock with Directors and Officers
The table below summarizes sales and redemptions of shares of our common stock between us and our current and former directors and executive officers in excess of $120,000 during the previous fiscal year and through April 10, 2024 (all transactions were executed at a per share price equal to our then-current NAV per share):
Date	Name	Transaction Type (Acquisition or Disposition of Shares)	Number of Shares	Then-current NAV per Share
4/1/2023	William S. Benjamin	Acquisition	33,258	$15.0341
Joint Venture Partnerships
On July 15, 2020, we acquired, from a subsidiary of IPT, interests in two joint venture partnerships, the Build-To-Core Industrial Partnership I LP (the “BTC I Partnership”) and the Build-To-Core Industrial Partnership II LP (the “BTC II Partnership” and, together with the BTC I Partnership, the “BTC Partnerships”). The BTC Partnerships were formed with third party investors and certain affiliates for purposes of investing in industrial properties located in certain major U.S. distribution markets.
On June 15, 2021, we entered into a transaction with our joint venture partners in the BTC I Partnership, pursuant to which we agreed to split the real property portfolio of the BTC I Partnership in an equitable manner, such that following the split, we and QR Master Holdings USA II LP each owned a 100% interest in approximately half of the portfolio of the BTC I Partnership (the “BTC I Partnership Transaction”). We have no further interest in the BTC I Partnership as a result of the BTC I Partnership Transaction.
On February 15, 2022, we, along with our joint venture partners in the BTC II Partnership, entered into a transaction to split the majority of the properties in the BTC II Partnership’s portfolio amongst three of the four joint venture partners, with the fourth joint venture partner’s respective interest in such properties having been redeemed for $24.9 million (the “BTC II Partnership Transaction”). We have no further interest in the BTC II Partnership as a result of the BTC II Partnership Transaction.
Concurrently with the BTC II Partnership Transaction, we and our joint venture partners formed a new joint venture partnership (the “BTC II B Partnership”), through which we co-own five properties that were part of the original BTC II Partnership’s portfolio and were not part of the BTC II Partnership Transaction. We own an 8.0% interest in the BTC II B Partnership as general partner and as a limited partner. A third party joint venture partner owns a 90.0% limited partner interest in the BTC II B Partnership. In addition, an entity in which two of our affiliated directors and three of our executive officers hold an interest owns a special limited partner interest, and an entity in which two of our affiliated directors and three of our executive officers hold an interest owns a 2.0% limited partnership interest in the BTC II B Partnership.
Policies and Procedures for Review of Related Party Transactions
Pursuant to our charter, our independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor and its affiliates is reasonable in relation to the nature and quality of the services performed. Our charter also contains the following requirements relating to approval by our Board of Directors and independent director approval of transactions between us, on the one hand, and the Advisor or any of its affiliates (each, a “Related Party”), on the other hand:

•
We may purchase or lease an asset from a Related Party if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, finds that the transaction is fair and reasonable to us and at a price no greater than the cost of the asset to the Related Party, unless there is substantial justification for the amount in excess of the cost to the Related Party and such excess is reasonable (as determined by a majority of our Board of Directors, including a majority of the independent directors);

•
A Related Party may purchase or lease an asset from us if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, determines that the transaction is fair and reasonable to us;

•
We may not borrow money from a Related Party unless a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, approve the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties; and

•
Other transactions with a Related Party generally require a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, to approve such transaction as fair and reasonable to us and on terms and conditions no less favorable to us than those available from an unaffiliated third party.

Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by our Board of Directors or the Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to the independent directors, as a group, under Maryland law must be acted upon by both our Board of Directors and the independent directors.

REPORT OF INDEPENDENT DIRECTORS
As independent directors of the Company, we have reviewed the corporate policies being followed by the Company and believe they are in the best interests of its stockholders. The basis for this conclusion is outlined below.
The Company has developed a system of policies and procedures designed to enable the investment and operating objectives of the Company (as outlined in the Company’s charter) to be achieved. These policies, as described in the Company’s prospectus, cover, among other things, investments in properties, debt and other real estate assets, administration of the Company, conflict resolution, and raising capital. We believe the Company’s policies have been carefully and thoughtfully structured to minimize risk while maximizing the Company’s ability to achieve its primary investment objectives, as described in the Company’s prospectus. The Company’s investment policies include provisions that: (i) limit the Company’s investments in certain types of unimproved real properties to 10% of the Company’s total assets; (ii) require the Company’s Board of Directors or an appropriate committee of the Board of Directors to pre-approve any joint venture investment made by the Company; (iii) require appraisals of underlying property before the Company may make debt investments relating to such property; and (iv) establish criteria for acceptable lease terms and structures. Further, the Company’s conflict of interest policies require the prior approval of the Company’s independent directors with respect to transactions between the Company and its affiliates.
The Company’s Advisor has substantial discretion with respect to the selection of real properties and other real estate-related investments, and in connection with such determination, the Advisor considers certain factors, including, but not limited to, the following: (i) demographic data and trends; (ii) regional and local market, and property specific supply/demand dynamics; (iii) barriers to entry and competition in the relevant market; (iv) physical condition and location of the asset; (v) credit quality of in-place tenants; (vi) market rents and opportunity for revenue and net operating income growth; (vii) liquidity and income tax considerations; and (viii) additional factors considered important to meeting the investment objectives of the Company.
As of December 31, 2023, the Company directly owned and managed a real estate portfolio that included 256 industrial buildings totaling approximately 54.0 million square feet located in 29 markets throughout the U.S., with 429 customers. We believe the Company’s portfolio of properties as of December 31, 2023 is consistent with the investment strategy and objectives outlined in the Company’s charter and prospectus.
We have reviewed the related party transactions as outlined in Note 12 to the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the Securities and Exchange Commission on March 8, 2024, and in our opinion, the transactions reflected therein are fair and reasonable to the Company and its stockholders.
Dated: April 10, 2024	Independent Directors of the Company
Marshall M. Burton Charles B. Duke John S. Hagestad Stanley A. Moore Dawanna Williams
The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE
In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Ares Industrial Real Estate Income Trust Inc.’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.
Roles and Responsibilities.   The Audit Committee is comprised of three independent directors and operates under a written charter adopted by the Board of Directors. The purpose of the Audit Committee is to be an informed and effective overseer of our financial accounting and reporting processes, as well as to hire, compensate, and evaluate the Company’s independent registered public accounting firm. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLP, the Company’s independent registered public accounting firm for 2023, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.
Required Disclosures and Discussions.   The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2023 with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.
Audit Committee Recommendation.   Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Commission.
THE AUDIT COMMITTEE
Charles B. Duke, Chairman
Marshall M. Burton
John S. Hagestad

PRINCIPAL ACCOUNTANT FEES AND SERVICES
During the year ended December 31, 2023, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.
Fees
Total fees billed by KPMG LLP for the services provided during the years ended December 31, 2023 and 2022 were approximately $927,500 and $884,500, respectively, and consisted of the following:
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Audit Fees	$927,500	$884,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$927,500	$884,500
The Audit Committee has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.
The Audit Committee is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. The Audit Committee charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre- approve any audit or non-audit services to be performed by the independent registered public accounting firm, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting. All fees for services provided by KPMG LLP in 2023 and 2022 were pre-approved by the Audit Committee.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, an independent registered public accounting firm, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2023. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.
Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.
The affirmative vote of a majority of the votes cast at the Annual Meeting is required for stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of KPMG LLP. If the appointment is not ratified by the stockholders for any reason, it will have no impact on the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Only the Audit Committee can hire or terminate our independent registered public accounting firm.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2024.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS
FOR THE 2025 ANNUAL MEETING
Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2025 annual meeting of stockholders if they are received by us on or before December 11, 2024. Any proposal should be directed to the attention of our Secretary at 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202.
Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2025 annual meeting of stockholders, such proposals must be submitted, in writing, in accordance with the requirements of the bylaws, not later than 5:00 pm, Mountain Time, on December 11, 2024 and not earlier than November 11, 2024; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board of Directors’ nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than May 4, 2025, except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company.
For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.
OTHER MATTERS
Our Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.
ADDITIONAL INFORMATION
We file annual, quarterly and special reports, proxy statements, and other information with the Commission. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Ares Industrial Real Estate Income Trust Inc., 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202, Attention: Investor Relations, and can also be accessed through our website at www.areswmsresources.com/investment-solutions/AIREIT.
The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares, and we will promptly provide a separate copy. You can notify us by delivering an oral or written request to Ares Industrial Real Estate Income Trust Inc., 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS AND THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 10, 2024. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.
By Order of the Board of Directors,
Joshua J. Widoff
Partner, Chief Legal Officer and Secretary
Denver, Colorado
April 10, 2024

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V41598-P10014-Z87282

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ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. William S. Benjamin	☐	☐	☐
1b. Dwight L. Merriman III	☐	☐	☐
1c. Rajat Dhanda	☐	☐	☐
1d. David M. Fazekas	☐	☐	☐
1e. Marshall M. Burton	☐	☐	☐
1f. John S. Hagestad	☐	☐	☐
1g. Stanley A. Moore	☐	☐	☐
1h. Charles B. Duke	☐	☐	☐
1i. Dawanna Williams	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2024.	☐	☐	☐

	Yes	**No**
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.P.O. BOX 219079 KANSAS CITY, MO 64121 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.Please call 1-833-795-8490 to speak to a live agent between 9:00 a.m. and 10:00 p.m. EDT.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.Control Number located in box below: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V41598-P10014-Z87282 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1a.William S. Benjamin!!!ForAgainstAbstain1b.Dwight L. Merriman III!!!1h.Charles B. Duke!!!1c.Rajat Dhanda!!!1i.Dawanna Williams!!!1d.1e.David M. FazekasMarshall M. Burton!!!!!The Board of Directors recommends you vote FOR theFor Against Abstain following proposal:!2.Ratification of the appointment of KPMG LLP as the!!!Company's independent registered public accounting1f.John S. Hagestad!!firm for fiscal year 2024.!1g.Stanley A. Moore!!!YesNo

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V41599-P10014-Z87282ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.Annual Meeting of Stockholders July 3, 2024 9:00 AM MDTThis proxy is solicited by the Board of DirectorsThe stockholder(s), on the reverse side of this ballot, hereby appoint(s) Joshua J. Widoff and Scott A. Seager, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM MDT, on July 3, 2024, at the Tabor Center located at 1200 Seventeenth Street, Denver, Colorado 80202, and any adjournment or postponement thereof (i) as designated by the Stockholder(s) on the reverse side of this ballot, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted in the discretion of the proxies on any matter other than the proposals set forth on the reverse side of this ballot that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof.Continued and to be signed on reverse side